UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 1, 2005
Bowne & Co., Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-05842	13-2618477

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Hudson Street, New York, NY	10014

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 212-924-5500
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
On September 1, 2005, Bowne & Co., Inc. (the “Company”) completed its sale of BGS Companies Inc. (“BGS”), a wholly-owned subsidiary of the Company, to Lionbridge Technologies, Inc. (“Lionbridge”) and GGS Acquisition Corp. (the “Acquisition Vehicle”), a wholly-owned subsidiary of Lionbridge, for total consideration of $193.3 million, consisting of $130 million in cash and 9.4 million shares of Lionbridge common stock valued at $63.3 million on the date of closing. The Company concurrently issued a press release announcing the disposition which was filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on September 2, 2005.
The disposition was effected pursuant to an Agreement and Plan of Merger (the “Agreement”), dated June 27, 2005, by and among the Company, BGS, Lionbridge, and the Acquisition Vehicle. The Agreement was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on June 27, 2005. The descriptions contained herein of the transactions contemplated by the Agreement are not complete and are qualified in their entirety by reference to the Agreement and the press release described above, each of which are incorporated herein by reference.
Some of the statements contained in this report are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements of future performance contained in this report are based upon current plans, expectations, events and financial and industry trends which may cause the company’s future operating results and financial position to differ materially from those suggested here, including capital market conditions, demand for and acceptance of the Company’s services, new technological developments, competition, the opportunity to successfully reinvest the proceeds from the transaction, and general economic conditions. Such statements involve risk and uncertainties, which cannot be predicted or quantified. Historical results achieved are not necessarily indicative of future prospects of the Company.
Item 9.01 Financial Statements and Exhibits
(b) Pro Forma Financial Information
The following unaudited pro forma financial information of Bowne & Co., Inc., required pursuant to Article 11 of Regulation S-X, is filed herewith as Exhibit 99.1
•	Unaudited Condensed Consolidated Pro Forma Balance Sheet as of June 30, 2005

•	Unaudited Condensed Consolidated Pro Forma Statement of Operations for the year ended December 31, 2004; and

•	Notes to Unaudited Condensed Consolidated Pro Forma Financial Information
(c) Exhibits.
2.1	Agreement and Plan of Merger, dated June 27, 2005, among BGS Companies Inc., Bowne & Co., Inc., Bowne of New York City, LLC, Lionbridge Technologies, Inc., and GGS Acquisition Corp. incorporated by reference to Exhibit 2.1 of the Form 8-K of Bowne & Co., Inc. filed on June 28, 2005.

2.2	Shareholder Agreement, dated September 1, 2005, between Bowne & Co., Inc., and Lionbridge Technologies, Inc., incorporated by reference to Exhibit 10.20 of the Form 8-K filed by Lionbridge Technologies, Inc. on September 7, 2005.

2.3	Voting Agreement, dated September 1, 2005, between Bowne & Co., Inc. and Rory J. Cowan (filed herewith).

99.1	Bowne & Co., Inc. Unaudited Condensed Consolidated Pro Forma Financial Information (filed herewith).

99.2	Press release, dated September 1, 2005 incorporated by reference to Exhibit 99.1 of the Form 8-K of Bowne & Co., Inc. filed on September 2, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bowne & Co., Inc. (Registrant)
September 8, 2005	By:	/s/ C. Cody Colquitt
		Name:	C. Cody Colquitt
		Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated June 27, 2005, among BGS Companies Inc., Bowne & Co., Inc., Bowne of New York City, LLC, Lionbridge Technologies, Inc., and GGS Acquisition Corp. incorporated by reference to Exhibit 2.1 of the Form 8-K of Bowne & Co., Inc. filed on June 28, 2005.

2.2	Shareholder Agreement, dated September 1, 2005, between Bowne & Co., Inc., and Lionbridge Technologies, Inc., incorporated by reference to Exhibit 10.20 of the Form 8-K filed by Lionbridge Technologies, Inc. on September 7, 2005.

2.3	Voting Agreement, dated September 1, 2005, between Bowne & Co., Inc. and Rory J. Cowan (filed herewith).

99.1	Bowne & Co., Inc., Unaudited Condensed Consolidated Pro Forma Financial Information (filed herewith).

99.2	Press release, dated September 1, 2005 incorporated by reference to Exhibit 99.1 of the Form 8-K of Bowne & Co., Inc. filed on September 2, 2005.